Valgro® Fund
Annual Report
October 31, 2001

This report is not a prospectus. It is intended for current shareholders of the fund, and it is not to be distributed to prospective shareholders without a prospectus. To get a free copy of the prospectus please visit our web site at valgro.com, or e-mail admin@valgro.com, or call us collect at (415) 665-5520.

Valgro is a registered service mark of Valgro Investments, Inc.

Contents

  Performance
  Investments
  Financial Statements
    Statement of Assets and Liabilities
    Statement of Operations
    Statement of Changes in Net Assets
    Financial Highlights
    Notes to Financial Statements
    Report of Independent Certified Public Accountants

Performance

$10,000 Over Life of Fund

Average Annual Total Returns
Periods ended 10/31/01	1 Year	Life of fund
Valgro Fund	-40.23%	-35.98%
Nasdaq Composite	-49.84%	-42.30%
S&P 500	-25.86%	-15.32%

The graph shows the fund's performance from inception (2/9/00) to the close of its current fiscal year (10/31/01). It shows that $10,000 invested in the fund at inception would have shrunk to $4,634.96 on 10/30/01, while the same $10,000 in the Nasdaq Composite would have shrunk even more to $3,873.73, or in the S&P 500 would have shrunk to $7,507.12.

The table shows the percentage change that would result each year if the fund and indices performed at a constant rate throughout the indicated time period. If the performance were really constant, it would appear as a straight line on the graph above (since the graph has a logarithmic vertical scale). Of course, past performance does not predict future performance, and the graph shows how day-to-day performance is anything but constant.

The fund and indices all reached their lowest point on 9/21/01, shortly after the terrorist attacks. By fiscal year end, the fund had recovered but the 2 indices had not recovered. Specifically, the fund's 10/31/01 price of 4.19 was higher than its 4.16 price on 9/10/01, the day before the terrorist attacks. In contrast, the Nasdaq was at 1690.20 on 10/31/01, below its 9/10/01 value of 1695.38. And the S&P 500 was at 1059.78 on 10/31/01, also below its 9/10/01 value of 1092.54.

It's easy to see from the graph that the fund did much better than the Nasdaq during the fiscal year just ended. At the end of the previous fiscal year (10/31/00), $10,000 invested in the fund was worth $7,754.42, versus $7,722.77 in the Nasdaq, an advantage of 0.4%. But by the end of the latest fiscal yaer, that advantage had grown to 20%.

S&P 500® is a registered service mark of The McGraw-Hill Companies, Inc. It refers to the Standard & Poor's 500SM Index (symbol SPX), an index of common stocks weighted by market capitalization. The Nasdaq Composite (symbol IXIC) is also an index of common stocks weighted by market capitalization.

Investments

Valgro Funds, Inc.
SCHEDULE OF INVESTMENT SECURITIES
October 31, 2001
(all percentages relative to total value of investment securities)
	Shares	Value
COMPUTER-RELATED INDUSTRIES: 37.1%
Computer Manufacturing: 6.0%
Hewlett-Packard Co.	878	$14,776.74
International Business Machines Corp.	191	20,641.37
Sun Microsystems, Inc.	1,843	18,706.45
Computer Software: 8.2%
Adobe Systems Inc.	568	14,995.20
HNC Software Inc.	928	16,054.40
Microsoft Corporation	331	19,247.65
Red Hat, Inc.	4,905	23,151.60
Internet: 16.8%
Amazon.com Inc.	2,553	17,819.94
CMG Information Services, Inc.	10,487	15,835.37
DoubleClick Inc.	2,152	15,881.76
drugstore.com, inc.	25,756	20,862.36
HomeStore.com, Inc.	1,993	10,244.02
Priceline.com Inc.	4,022	19,345.82
RealNetworks, Inc.	3,136	17,781.12
VeriSign, Inc.	380	14,709.80
Yahoo! Inc.	1,730	18,822.40
Semiconductors: 6.1%
Broadcom Corporation	551	18,959.91
Intel Corporation	730	17,826.60
LSI Logic Corp.	1,072	18,170.40
TOTAL COMPUTER-RELATED INDUSTRIES:		333,832.91
BIOTECH INDUSTRIES: 34.2%
Pharmaceuticals: 27.4%
Amgen Inc.	259	14,716.38
Biogen, Inc.	274	15,070.00
Cell Genesys, Inc.	1,105	19,779.50
Chiron Corp.	412	22,173.84
EntreMed, Inc.	1,528	17,801.20
Genentech Inc.	346	18,078.50
Genset SA	10,615	19,107.00
Geron Corporation	1,309	15,210.58
Human Genome Sciences, Inc.	427	18,203.01
Merck & Co., Inc.	229	14,612.49
Millennium Pharmaceuticals Inc.	858	21,844.68
ONYX Pharmaceuticals, Inc.	3,375	14,343.75
Pharmacia Corp.	498	20,178.96
Pfizer Inc.	380	15,922.00
Gene Therapy: 4.6%
Ariad Pharmaceuticals, Inc.	6,222	24,452.46
Avigen, Inc.	1,796	16,828.52
Plant Seed Technology: 2.1%
Landec Corporation	5,004	19,315.44
TOTAL BIOTECH INDUSTRIES:		307,638.31
OTHER INDUSTRIES: 28.7%
Chemicals: 4.0%
Dow Chemical Co.	546	18,154.50
DuPont & Co.	442	17,675.58
Cosmetics: 1.7%
Procter & Gamble Co.	209	15,420.02
Food & Drink: 2.1%
Starbucks Corporation	1,096	18,763.52
Aerospace: 1.8%
Boeing Company	488	15,908.80
Automotive: 1.6%
Toyota Motor Corp.	299	14,710.80
Transportation: 1.7%
United Parcel Service Inc.	293	14,943.00
Media/Publishing: 1.6%
Tribune Company	473	14,284.60
Communications: 3.5%
Lucent Technologies	2,712	18,170.40
Sprint Corp. PCS Group	580	12,934.00
Electronics: 3.6%
Honeywell Inc.	580	17,139.00
Sony Corp.	409	15,623.80
Petroleum/Energy: 3.7%
ChevronTexaco Corp.	180	15,939.00
Exxon Mobil Corp.	448	17,673.60
Office Supplies: 1.7%
Office Depot	1,121	15,245.60
Finance: 1.8%
Bank One Corporation	484	16,063.96
TOTAL OTHER INDUSTRIES:		258,650.18
TOTAL INVESTMENT SECURITIES: 100.0% (cost $1,498,804.35)		$900,121.40
		____________

The accompanying notes are an integral part of these financial statements.

Financial Statements

Valgro Funds, Inc.
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001
Assets:
Investment securities, at fair value (cost $1,498,804.35)	$900,121.40
Cash	45,854.14
Dividends receivable	240.89
Other assets	974.80
Total assets	947,191.23
Liabilities:
Accrued liabilities	7,644.89
Total liabilities	7,644.89
Net Assets	$939,546.34
____________
Net Assets consists of:
Paid-in capital	$1,966,467.33
Undistributed net investment income (loss)	(38,564.71)
Undistributed net realized gain (loss) on:
investments	(389,676.22)
foreign currency transactions	6.16
Net unrealized appreciation (depreciation) on:
investments	(598,682.95)
assets & liabilities in foreign currencies	(3.27)
Net Assets (for 224,223.345 shares outstanding)	$939,546.34
____________

Net Asset Value per share	$4.19
____________

The accompanying notes are an integral part of these financial statements.

Valgro Funds, Inc.
STATEMENT OF OPERATIONS
11/1/00 - 10/31/01
Income:
Dividends (net of foreign withholding taxes of $26.13)	$7,255.77
Interest	1,006.30
Total income	8,262.07
Expenses:
Management fee	10,127.45
Accrued audit fees	6840.00
Insurance	2,397.57
Franchise taxes	771.02
Registration fees	538.85
Miscellaneous	357.91
Total expenses	21,032.80
Net investment income (loss)	(12,770.73)
Net realized gain (loss) on:
investments	(419,929.11)
foreign currency transactions	2.12
Change in unrealized appreciation on:
investments	(184,074.79)
assets & liabilities in foreign currencies	(2.07)
Net gain (loss)	(604,003.85)
Net increase (decrease) in net assets resulting from operations	$(616,774.58)
____________

The accompanying notes are an integral part of these financial statements.

Valgro Funds, Inc.
STATEMENT OF CHANGES IN NET ASSETS
	11/1/00- 10/31/01	2/9/00- 10/31/00
Operations:
Net investment income (loss)	$(12,770.73)	$(14,303.22)
Net realized gain (loss)	(419,926.99)	30,256.93
Change in unrealized appreciation	(184,076.86)	(414,609.36)
Net increase (decrease) in net assets resulting from operations	(616,774.58)	(398,655.65)

Distributions to shareholders:
from net investment income	0.00	0.00
from net realized gain	0.00	0.00
Capital share transactions	109,349.49	1,737,117.84
Total increase (decrease) in net assets	(507,425.09)	1,338,462.19
Net assets:
Beginning of period	1,446,971.43	108,509.24
End of period (including undistributed net investment income (loss) of $(38,564.71) and $(25,793.98), respectively)	$939,546.34	$1,446,971.43
	____________	____________

The accompanying notes are an integral part of these financial statements.

Valgro Funds, Inc.
FINANCIAL HIGHLIGHTS
	11/1/00- 10/31/01	2/9/00- 10/31/00
Selected per-share data:
Net asset value, beginning of period	$7.01	$9.04
Income from investment operations:
Net investment income (loss)	(0.05)	0.83
Net realized and unrealized gain (loss)	(2.77)	(2.86)
Total from investment operations	(2.82)	(2.03)
Less distributions:
from net investment income	0.00	0.00
from net realized gain	0.00	0.00
Total distributions	0.00	0.00
Net asset value, end of period	$4.19	$7.01
	_______	_______

Total return (not annualized):	(40.23)%	(22.46)%

Ratios (not annualized) and supplemental data:
Net assets, end of period (in thousands)	$940	$1,447
Ratio of expenses to average net assets	1.85%	1.51%
Ratio of net investment income to average net assets	(1.13)%	(0.99)%
Portfolio turnover rate	84.57%	28.82%

The accompanying notes are an integral part of these financial statements.

Valgro Funds, Inc.
NOTES TO FINANCIAL STATEMENTS
For the Period Ended 10/31/01

NOTE 1: SIGNIFICANT ACCOUNTING POLICIES

Everywhere they're used, the terms "Valgro Fund" and "the fund" refer to Valgro Funds, Inc. The fund is an Illinois corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

Use of Estimates

The preparation of these financial statements, in conformity with accounting principles generally accepted in the United States of America, may require management to make estimates and assumptions that affect the reported amounts of assets, liablities, and related disclosures. Actual results may differ from these estimates.

Investment Adviser

The management fee is paid to Valgro Investments, Inc., the fund's Investment Adviser. It provides investment management and advisory services to the fund. For its services, the Adviser receives a fee computed daily at a rate of 1/250 of 0.9% of net assets before its fee.

Security Valuation

Investments in securities are stated at the official closing prices during regular-hours trading on the principal US exchange or US market where they are traded, or the average of the closing bid & ask prices when no trades occurred.

Federal income taxes

The fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders

Dividends to shareholders are recorded on the ex-dividend date. There were none during this period.

Other

The fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, or on the date the dividend is made known, whichever comes first. Interest income is recognized on an accrual basis when material.

NOTE 2: BORROWING ABILITY

The fund has the ability to borrow on margin for the short-term clearance of transactions, in accordance with 15 USC 80a-12(a)(1). As of October 31, 2001, the fund had the ability to borrow up to $450,060.70 at a rate varying with both brokers' call and the amount borrowed. The fund had no borrowings during the period covered by the Statement of Operations. No compensating balances are required.

NOTE 3: CAPITAL SHARE TRANSACTIONS

On October 31, 2001, there were 1 quadrillion (1015) shares of common stock authorized, without par value.

Transactions in capital stock were as follows:

	11/1/00-10/31/01		2/9/00-10/31/00
	Shares	Amount	Shares	Amount
Shares sold	21,041.847	$128,122.76	194,516.961	$1,737,117.84
Shares issued in reinvestment of dividends	-	-	-	-
Less shares redeemed	3,335.463	18,773.27	-	-
Net increase	17,706.384	$109,349.49	194,516.961	$1,737,117.84

NOTE 4: INVESTMENT TRANSACTIONS

Investments in securities involved gross purchases of $1,042,292.13 and gross sales of $919,009.11.

NOTE 5: FOREIGN CURRENCY

Amounts denominated in or expected to settle in foreign currencies are translated into United States dollars. The conversion rates for any given day are the foreign exchange rates reported by The Wall Street Journal for that day's close of trading. The market values of assets and liabilities are translated at the rates on October 31, 2001. Income, expenses, and other transactions are translated at the rates on the transaction date.

The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the reporting period, resulting from changes in the exchange rate.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Shareholders
Valgro Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Valgro Funds, Inc. as of October 31, 2001 and 2000, and the related statements of operations and changes in net assets for the year ended October 31, 2001, and for the period from February 9, 2000 (date of inception) to October 31, 2000, and financial highlights for the year ended October 31, 2001, and for the period from February 9, 2000 (date of inception) to October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001 with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Valgro Funds, Inc. as of October 31, 2001 and 2000, the results of its operations and changes in its net assets for the year ended October 31, 2001, and for the period from February 9, 2000 (date of inception) to October 31, 2000, and financial highlights and financial highlights for the year ended October 31, 2001, and for the period from February 9, 2000 (date of inception) to October 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

Grant Thornton LLP
Chicago, Illinois
December 10, 2001